UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 10, 2012

(Date of earliest event reported)

A. M. CASTLE & CO.

(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220

Oak Brook, Illinois 60523

(Address of principal executive offices)

Registrant’s telephone number including area code: (847) 455-7111

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 8.01 Other Events.

A. M. Castle & Co. (the “Company”) plans to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) with respect to its offer to exchange new 12.75% Senior Secured Notes due 2016 that have been registered under the Securities Act of 1933 for any and all of its outstanding 12.75% Senior Secured Notes due 2016 that the Company issued on December 15, 2011. The Senior Secured Notes are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by the Company’s existing and future domestic restricted subsidiaries, other than immaterial subsidiaries (the “Guarantors”).

Pursuant to Rule 3-10 of Regulation S-X, the Company is disclosing condensed consolidating financial information of the Parent, Guarantors, and Non-Guarantors in a new footnote. The Company is updating the historical financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2011 (“2011 Form 10-K”), originally filed with the SEC on March 14, 2012, to include Note 14 in the Notes to Consolidated Financial Statements for the periods disclosed within such report. No other changes to the Company’s previously issued financial statements have been made.

These updated historical financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and have been updated solely to include the new footnote referenced above related to the condensed consolidating financial information. All other information provided in the 2011 Form 10-K remains unchanged and this Form 8-K does not modify or update the disclosures in the 2011 Form 10-K in any way other than the inclusion of the supplemental financial information. These updated historical financial statements have no effect on the Company’s previously reported consolidated net income, financial position or cash flows. The revised historical financial statements should be read in conjunction with other information that the Company has filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche, LLP

23.2	Consent of Grant Thornton LLP

99.1	Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part II, Item 8 of the 2011 Form 10-K filed with the SEC on March 14, 2012).

101.INS	XBRL Instance Document (1)

101.SCH	XBRL Taxonomy Extension Schema Document (1)

101.CAL	XBRL Taxonomy Calculation Linkbase Document (1)

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (1)

101.LAB	XBRL Taxonomy Label Linkbase Document (1)

101.PRE	XBRL Taxonomy Presentation Linkbase Document (1)

(1)	Furnished with this report. In accordance with Rule 406T of Regulation S-T, the information in these exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

April 10, 2012	By:	/s/ Scott F. Stephens
Scott F. Stephens
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche, LLP

23.2	Consent of Grant Thornton LLP

99.1	Consolidated Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes Part II, Item 8 of the 2011 Form 10-K filed with the SEC on March 14, 2012).

101.INS	XBRL Instance Document (1)

101.SCH	XBRL Taxonomy Extension Schema Document (1)

101.CAL	XBRL Taxonomy Calculation Linkbase Document (1)

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (1)

101.LAB	XBRL Taxonomy Label Linkbase Document (1)

101.PRE	XBRL Taxonomy Presentation Linkbase Document (1)

(1)	Furnished with this report. In accordance with Rule 406T of Regulation S-T, the information in these exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.